UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2023

Date of reporting period:  6/30/2023

Item 1. Reports to Stockholders.

(a)

Special Opportunities Fund, Inc.
(SPE)
Semi-Annual Report
For the six months ended
June 30, 2023

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In the six months ended June 30, 2023, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

August 29, 2023

Dear Fellow Shareholder:

In the first half of 2023, markets turned around with the S&P 500 Index gaining 16.89%. After accounting for distributions, the Fund’s net asset value per common share (NAV) gained 8.06% in the first half of 2023. As with other diversified closed-end funds (CEFs), the trading discount of our common shares widened, closing at almost 17% below NAV on June 30th. Consequently, in late April, we commenced repurchasing our common stock. To keep the Fund’s leverage ratio in check, we have also been repurchasing our convertible preferred stock, which has been trading at a discount to its book value of $25. From late April through July 31, 2023, we have repurchased 160,200 common shares and 35,983 preferred shares. The details about our repurchases are posted monthly on the Fund’s website.

The Fund’s managed distribution plan calls for distributions to be made each month to common shareholders at an annual rate of at least 8% of the NAV of the Fund’s common shares as of the last trading day of the prior year. Since the NAV on December 31, 2022 was $13.01, the minimum monthly distribution for 2023 is $0.0867 per share.

On January 21, 2022, the Fund completed a rights offering for shares of a newly issued Convertible Preferred Stock, Series C at $25 per share which pays a quarterly distribution at a rate of 2.75% per annum and may be converted into common stock initially at a price of $20.50 per share (or a ratio of 1.2195 shares of common stock for each share of Series C Stock) and adjusted for any distributions subsequently made to or on behalf of common stockholders. Please refer to the prospectus, which is available on the SEC’s website, for the full details regarding the Series C stock. The current conversion ratio and diluted NAV of the Fund’s common shares (assuming all Series C shares are converted to common shares) are posted weekly on the Fund’s website.

Investment Commentary

The first half of 2023 saw a general widening of discounts for CEFs and business development companies (BDCs). Consequently, we increased the Fund’s exposure to these investments from about 62% of investable assets to about 67.5%. Generally, we only buy shares of these vehicles at a discount to their NAV and if we see the potential for discount narrowing. As a result of fewer IPOs for special purpose acquisition company (SPACs) and a substantial number of SPAC maturities, i.e., liquidations or mergers, the percentage of the Fund’s total investable assets in SPACs fell from 22.5% to 16.5%. We treat a pre-merger SPAC as an alternative to a money market fund with some optionality. As a rule, we almost never hold any SPAC’s common stock after a business combination. The balance of the Fund’s portfolio consists of a smattering of shares of undervalued operating companies, notes, and about 8% in cash equivalents.

Special Opportunities Fund, Inc.

As we previously reported, on February 17, 2022, a judge in the District Court for the Southern District of New York (SDNY) found that a bylaw placing so-called “control share” limitations on voting by shareholders of CEFs “violates Section 18(i) of the Investment Company Act of 1940.” That decision was appealed and we are waiting for the appellate court to issue an opinion, which we think is likely to affirm the lower court’s ruling. Also, as we noted in our last letter, a Massachusetts state court subsequently came to the same conclusion. We said previously that “it would not be surprising if there are more lawsuits by investors to compel CEFs to comply with Section 18(i)’s requirement that ‘every share of stock…shall be a voting stock and have equal voting rights with every other outstanding voting stock.’” On June 29th, a lawsuit was filed in the SDNY against 16 Maryland-based CEFs to invalidate their prohibitions on stockholder voting. It is very disappointing that the SEC, which has the power to enforce the securities laws, has acted more like a spectator than a regulator in protecting the voting rights of CEF stockholders.

The saga of Vertical Capital Income Fund (VCIF) is near an end, albeit on a bittersweet note. VCIF was a unique CEF whose portfolio consisted of whole home mortgages. On January 12, 2023, VCIF announced a transaction that would result in monetizing the portfolio, Carlyle becoming the new investment advisor, a cash payment by Carlyle to shareholders, and a $25 million tender offer by Carlyle at NAV. The bitter part came on July 11th when VCIF announced the sale of its portfolio at a price that was 17% lower than its “fair value” just 11 days earlier. A few days later, Carlye took the reins of VCIF, re-branded as Carlyle Credit Income Fund (“CCIF”). The cash payment from Carlyle followed and preliminary results of the tender offer, which is slated to end on August 28th, suggest that we will receive cash for about 60% of our shares. Other shareholders have told us they may pursue litigation related to the aforementioned valuation discrepancy (which was never explained).

As we previously indicated we were considering, we campaigned for the liquidation of Nuveen Short Duration Credit Opportunities Fund (JSD) and against a proposed merger of JSD and three other Nuveen CEFs. Unfortunately, stockholders approved the merger proposal. You win some and you lose some. On the bright side, simultaneously with the completion of the merger, the surviving fund, Nuveen Floating Rate Income Fund (JFR) announced a 14% increase in its monthly dividend. Perhaps our campaign led Nuveen to give disappointed stockholders like us a consolation prize.

It is pretty much over except for the shouting at First Trust Dynamic Europe Equity Income Fund (FDEU). The prospectus for FDEU required a shareholder meeting in 2023 to vote on whether to convert to an open-end fund. Consequently, in late 2022, we reached out to the Board of Trustees to ask if it would recommend a vote for the conversion of FDEU to an open-end fund. The Board refused to make

Special Opportunities Fund, Inc.

any commitment at all. Consequently, we solicited proxies to elect Trustees and would have won a fair election. However, the Board refused to count our proxies because it claimed that our nominees were ineligible. This is one way that autocrats in certain countries like Iran remain in power. Perhaps wishing to avoid embarrassment, a few days before the meeting, FDEU announced that the Board had approved reorganizing it into an exchange-traded fund (“ETF”) by the end of this year, which is expected to trade close to NAV. The discount narrowed on the news and is currently about 4%. Despite that welcome result, we decided to sue the Board because we want to send a message that this is not Iran and disenfranchising shareholders is an unacceptable breach of fiduciary duty.

Last August, after receiving complaints from stockholders about its long-term performance and trading discount, Center Coast Brookfield MLP & Energy Infrastructure Fund (CEN) announced that it “has been and continues to evaluate various strategic options…to advance and maximize shareholder value” and that “[t]he Board expects to be in a position to present an option for shareholder action or otherwise by the end of the first quarter 2023.” True to its word, on March 30th, CEN announced a proposed merger into a Brookfield open-end fund. On August 16th, shareholders approved the merger, which is scheduled to occur in early October after which shares will be redeemable at NAV. The discount declined on the news and is currently about 2%.

In July, we notified MFS High Yield Municipal Trust (CMU) and MFS Investment Grade Municipal Trust (CXH) of our intent to nominate trustees for those CEFs and present a proposal to provide shareholders with an opportunity to realize a price close to NAV for their shares. At the time, the discount for each of these funds was about 14%. The discounts have narrowed a few percentage points since then. After amicable and productive discussions with management of the funds, we just reached an agreement that includes a modest self-tender offer by each fund as soon as practicable and a commitment to provide a full liquidity event in two years unless the discount shrinks to no more than 7.5%.

Another position held by the Fund is shares of Destra Multi-Alternative Fund (DMA). DMA’s shares trade at or close to the widest discount of any CEF. Some factors that could be contributing to its unpopularity include high management fees, poor long-term performance, and the fact that more than half of its portfolio holdings consist of unquoted private investment vehicles. On May 31st, DMA announced that it would eliminate its monthly dividends, which drove the discount down to more than 50%. We have reached out to management to discuss options to enhance stockholder value. Although the discount has recently narrowed somewhat, the bottom line is that a CEF with such a large discount will continue to be a target for activist investors like us. In any event, the ball is in DMA management’s court and we are cautiously optimistic that it will announce measures to enhance stockholder value.

Special Opportunities Fund, Inc.

We previously wrote about a lawsuit we filed last year against FAST Acquisition Corp. (FST), a SPAC that was slated to liquidate, to prevent management from keeping its remaining assets rather than making an equitable distribution to all stockholders. All shares of FST have been redeemed for the cash in the trust account and cancelled, but as a former stockholder, the Fund retains an off-balance sheet legal claim against FST that is effectively valued at zero. In our last letter, we said we thought a settlement in the near future was possible. We still think a settlement is likely this year but, as is often the case in litigation, delays seem to be the norm.

One of our largest operating company investments is shares of Texas Pacific Land (TPL), a company that owns approximately 880,000 acres of land in West Texas, primarily in the Permian Basin, and has traditionally generated revenue through rental and royalty payments by oil and gas producers. Despite generally strong stock performance over the past few years, a number of shareholders, including us, believe that its potential is not being fully realized and that senior management has deployed capital generated by its traditional high margin business to other businesses with lower margins to justify the executives’ extremely high compensation. We think most of TPL’s profits should be used to repurchase its shares or distributed to stockholders. The company has sued its largest shareholder for allegedly breaching a promise to vote its shares in accordance with the Board’s recommendation on a proposal that is arguably a prelude to an acquisition. Perhaps as a result of turmoil at the Board level, TPL’s stock price was weak through mid-June. However, two favorable developments recently propelled a rapid turnaround in the stock price. Two of the “old guard” directors agreed to resign and TPL announced better than expected earnings for the second quarter. With things beginning to move in the right direction, we see TPL as a potential long-term investment for the Fund.

As always, please note that instruction forms for voting proxies for certain CEFs held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html. To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Growth of $10,000 Investment

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2023
Net asset value returns	1 year	5 years	10 years
Special Opportunities Fund, Inc.	8.29%	5.44%	5.79%

Market price returns
Special Opportunities Fund, Inc.	0.33%	5.18%	5.95%

Index returns
S&P 500® Index	19.59%	12.31%	12.86%

Share price as of 6/30/2023
Net asset value			$13.52
Market price			$11.22

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. You cannot invest directly in an index.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2023(1) (Unaudited)

	Value	Percent
Investment Companies	$144,869,512	67.49%
Special Purpose Acquisition Vehicles	35,393,953	16.49
Money Market Funds	17,454,510	8.13
Other Common Stocks	6,859,384	3.20
Unsecured Notes	4,741,989	2.21
Real Estate Investment Trusts	2,663,766	1.24
Corporate Obligations	1,548,194	0.72
Trusts	434,289	0.20
Preferred Stocks	413,852	0.19
Warrants	201,456	0.10
Rights	63,489	0.03
Total Investments	$214,644,394	100.00%

(1)	As a percentage of total investments.

The following table represents the Fund’s investments categorized by country as of June 30, 2023:

% of Total
Country	Investments
United States	98.12%
Ireland	0.72%
Cayman Islands	0.56%
Sweden	0.32%
Guernsey	0.17%
China	0.11%
100.00%

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—94.14%

Closed-End Funds—80.12%
Aberdeen Asia-Pacific Income Fund, Inc.	208,994	$564,284
abrdn Global Dynamic Dividend	49,874	475,798
Adams Diversified Equity Fund, Inc.	322,377	5,419,157
Apollo Tactical Income Fund, Inc.	96,992	1,230,828
Bancroft Fund Ltd.	15,143	258,794
BlackRock California Municipal Income Trust	333,738	3,958,133
BlackRock ESG Capital Allocation Term Trust	369,295	5,783,160
BlackRock Innovation and Growth Term Trust	51,944	407,760
Blackstone Strategic Credit 2027 Term Fund	86,455	944,953
BNY Mellon Municipal Income, Inc.	201,785	1,269,228
BNY Mellon Strategic Municipal Bond Fund, Inc.	100,689	573,927
Center Coast Brookfield MLP & Energy Infrastructure Fund	146,938	2,859,413
Central Securities Corp.	214,394	7,827,525
Credit Suisse High Yield Bond Fund	819,736	1,549,301
Destra Multi-Alternative Fund	167,969	841,525
Dividend and Income Fund	350,673	3,962,605
DWS Municipal Income Trust	100,877	868,551
DWS Strategic Municipal Income Trust	62,164	527,462
Eaton Vance New York Municipal Bond Fund	340,445	3,200,183
Ellsworth Growth and Income Fund Ltd.	97,076	834,854
First Trust Dynamic Europe Equity Income Fund	516,930	6,774,368
First Trust High Yield Opportunities 2027 Term Fund	30,474	418,103
First Trust MLP and Energy Income Fund	12,365	95,334
General American Investors Co., Inc.	324,541	13,539,850
High Income Securities Fund	242,733	1,572,910
Highland Opportunities and Income Fund	351,923	3,177,865
Mexico Equity & Income Fund, Inc. (a)	100,100	1,005,144
MFS High Yield Municipal Trust	613,447	1,975,299
MFS Investment Grade Municipal Trust	108,320	796,694
Morgan Stanley Emerging Markets Debt Fund, Inc.	313,879	2,021,381
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	71,687	336,212
Neuberger Berman New York Municipal Fund, Inc.	34,908	332,673
Neuberger Berman Next Generation Connectivity Fund, Inc.	470,759	5,135,981
New America High Income Fund, Inc.	45,969	305,694
Nuveen Multi-Asset Income Fund	12,779	149,003

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
Nuveen Short Duration Credit Opportunities Fund	301,284	$3,479,830
NXG NextGen Infrastructure Income Fund	78,051	3,001,061
Pershing Square Holdings Ltd. Fund (f)	10,000	360,700
Principal Real Estate Income Fund	110,481	1,045,150
Saba Capital Income & Opportunities Fund	436,011	3,357,285
SRH Total Return Fund, Inc.	987,350	13,112,008
Taiwan Fund, Inc. (a)	223,819	7,013,368
Templeton Global Income Fund	31,740	131,404
The Swiss Helvetia Fund, Inc.	236,992	1,948,074
Tortoise Energy Independence Fund, Inc.	52,500	1,509,375
Tortoise Power and Energy Infrastructure Fund, Inc.	123,986	1,637,855
Vertical Capital Income Fund	310,486	3,087,783
Virtus Total Return Fund, Inc.	403,236	2,451,675
Western Asset Intermediate Muni Fund, Inc.	22,082	168,265
		123,297,785
Business Development Companies—14.02%
Barings BDC, Inc.	403,900	3,166,576
CION Investment Corp.	822,020	8,532,568
Crescent Capital BDC, Inc.	93,701	1,418,633
FS KKR Capital Corp.	213,874	4,102,103
Logan Ridge Finance Corp.	81,161	1,680,844
PennantPark Investment Corp.	67,321	396,521
Portman Ridge Finance Corp.	113,781	2,274,482
		21,571,727
Total Investment Companies (Cost $136,061,591)		144,869,512

TRUSTS—0.28%
Copper Property CTL Pass Through Trust	39,620	416,010
Lamington Road Grantor Trust (a)(c)(f)	320,690	18,279
Total Trusts (Cost $616,025)		434,289

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
PREFERRED STOCKS—0.27%

Real Estate Investment Trusts—0.27%
Brookfield DTLA Fund Office Trust Investor, Inc.	171,723	$56,668
NexPoint Diversified Real Estate Trust	22,324	357,184
Total Preferred Stocks (Cost $4,932,716)		413,852

OTHER COMMON STOCKS—4.46%

Oil, Gas & Consumable Fuels—3.77%
Texas Pacific Land Corp.	4,400	5,792,600

Real Estate Management & Development—0.69%
Howard Hughes Corp. (a)	12,000	947,040
Trinity Place Holdings, Inc. (a)	221,748	119,744
		1,066,784
Total Other Common Stocks (Cost $6,552,341)		6,859,384

REAL ESTATE INVESTMENT TRUSTS—1.73%
Creative Media & Community Trust Corp.	26,801	133,737
NexPoint Diversified Real Estate Trust	202,079	2,530,029
Total Real Estate Investment Trusts (Cost $3,145,515)		2,663,766

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—23.00% (a)
AfterNext HealthTech Acquisition Corp. (f)	165,177	1,711,234
AltC Acquisition Corp.	100,000	1,043,000
byNordic Acquisition Corp.	64,987	688,212
Cartesian Growth Corp. II (f)	251,947	2,685,755
Churchill Capital Corp. V	105,728	1,075,254
Churchill Capital Corp. VI	81,000	834,300
Churchill Capital Corp. VII	124,920	1,289,174
Colombier Acquisition Corp.	99,999	1,026,990
Compass Digital Acquisition Corp. (f)	90,055	932,520
Concord Acquisition Corp. II	93,029	954,478
Consilium Acquisition Corp I Ltd. (f)	96,900	1,016,481
Conyers Park III Acquisition Corp.	6,000	61,260
Elliott Opportunity II Corp. (f)	127,791	1,323,915
Embrace Change Acquisition Corp. (f)	23,045	243,816

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
FG Merger Corp.	200,000	$2,116,000
Gores Holdings IX, Inc.	88,568	907,822
Healthwell Acquisition Corp. I	76,850	790,018
Hudson Acquisition I Corp.	25,100	260,036
Infinite Acquisition Corp. (f)	53,083	561,087
Investcorp India Acquisition Corp. (f)	110,124	1,176,124
Kensington Capital Acquisition Corp. V (f)	230,649	2,435,654
Keyarch Acquisition Corp. (f)	150,000	1,569,000
Live Oak Crestview Climate Acquisition Corp. Units	1	10
Live Oak Crestview Climate Acquisition Corp.	1,620	16,605
M3-Brigade Acquisition III Corp.	159,558	1,667,381
Plutonian Acquisition Corp.	101,969	1,058,948
Portage Fintech Acquisition Corp. (f)	94,877	985,298
Screaming Eagle Acquisition Corp. (f)	200,000	2,064,000
Social Capital Suvretta Holdings Corp. II (f)	50,000	517,500
Social Capital Suvretta Holdings Corp. IV (f)	110,000	1,138,500
TG Venture Acquisition Corp.	309,207	3,243,581
Total Special Purpose Acquisition Vehicles (Cost $34,222,704)		35,393,953

	Principal
	Amount
CORPORATE OBLIGATIONS—1.01%
Lamington Road DAC (b)(c)(f)
8.000%, 04/07/2121	$16,542,013	661,680
9.750%, 04/07/2121	1,708,119	886,514
Total Corporate Obligations (Cost $5,563,098)		1,548,194

UNSECURED NOTES—3.08%
iMedia Brands, Inc.
8.500%, 09/30/2026	23,458	22,989
Sachem Capital Corp.
7.125%, 06/30/2024	60,000	1,482,000
7.750%, 09/30/2025	120,000	2,826,000
6.000%, 03/30/2027	20,000	411,000
Total Unsecured Notes (Cost $5,546,450)		4,741,989

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
WARRANTS—0.13% (a)
African Gold Acquisition Corp.
Expiration: March 2028
Exercise Price: $11.50 (c)(f)	150,000	$1,500
AGBA Group Holding Ltd.
Expiration: May 2024
Exercise Price: $11.50 (f)	51,750	3,105
Alset Capital Acquisition Corp.
Expiration: February 2027
Exercise Price: $11.50	23,750	950
Andretti Acquisition Corp.
Expiration: March 2028
Exercise Price: $11.50 (f)	72,334	5,432
Blockchain Coinvestors Acquisition Corp. I
Expiration: November 2028
Exercise Price: $11.50 (f)	32,500	1,814
C5 Acquisition Corp.
Expiration: May 2028
Exercise Price: $11.50	50,000	2,470
Cactus Acquisition Corp. 1 Ltd.
Expiration: October 2026
Exercise Price: $11.50 (f)	40,700	1,421
Cartesian Growth Corp. II
Expiration: July 2028
Exercise Price: $11.50 (f)	21,986	2,858
CF Acquisition Corp. VIII
Expiration: December 2027
Exercise Price: $11.50	8,500	422
Churchill Capital Corp. V
Expiration: October 2027
Exercise Price: $11.50	26,432	4,760
Churchill Capital Corp. VI
Expiration: December 2027
Exercise Price: $11.50	16,200	2,916
Churchill Capital Corp. VII
Expiration: February 2028
Exercise Price: $11.50	24,984	3,498
Colombier Acquisition Corp.
Expiration: December 2028
Exercise Price: $11.50	33,333	25,583

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
WARRANTS—(continued)
Conyers Park III Acquisition Corp.
Expiration: August 2028
Exercise Price: $11.50	99,245	$4,962
Corner Growth Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	33,333	4,220
Corner Growth Acquisition Corp. 2
Expiration: June 2026
Exercise Price: $11.50 (f)	14,366	1,092
Digital Health Acquisition Corp.
Expiration: October 2023
Exercise Price: $11.50	116,000	7,331
Dune Acquisition Corp.
Expiration: October 2027
Exercise Price: $11.50	19,300	816
EdtechX Holdings Acquisition Corp. II
Expiration: June 2027
Exercise Price: $11.50	55,500	1,615
Elliott Opportunity II Corp.
Expiration: March 2026
Exercise Price: $11.50 (f)	150,000	45
FAST Acquisition Corp. II
Expiration: March 2026
Exercise Price: $11.50	22,676	15,848
FG Merger Corp.
Expiration: June 2027
Exercise Price: $11.50	150,000	8,020
Forum Merger IV Corp.
Expiration: December 2027
Exercise Price: $11.50	24,225	12
Fusion Acquisition Corp. II
Expiration: December 2027
Exercise Price: $11.50 (c)	46,666	233
Graf Acquisition Corp. IV
Expiration: May 2028
Exercise Price: $11.50	20,000	3,800
HNR Acquisition Corp.
Expiration: July 2028
Exercise Price: $11.50	63,000	5,985

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
WARRANTS—(continued)
Insight Acquisition Corp.
Expiration: August 2026
Exercise Price: $11.50	12,450	$375
Investcorp Europe Acquisition Corp. I
Expiration: November 2028
Exercise Price: $11.50 (f)	150,000	29,205
Juniper II Corp.
Expiration: December 2028
Exercise Price: $11.50	104,500	3,250
Keyarch Acquisition Corp.
Expiration: July 2028
Exercise Price: $11.50 (f)	75,000	2,156
Lamington Road
Expiration: July 2025
Exercise Price: $0.20 (c)(e)(f)	640,000	0
Landcadia Holdings IV, Inc.
Expiration: March 2028
Exercise Price: $11.50	25,000	4,100
Leo Holdings Corp. II
Expiration: January 2028
Exercise Price: $11.50 (f)	12,308	246
LIV Capital Acquisition Corp. II
Expiration: February 2027
Exercise Price: $11.50 (f)	70,875	1,595
Live Oak Crestview Climate Acquisition Corp.
Expiration: March 2026
Exercise Price: $11.50	540	19
M3-Brigade Acquisition III Corp.
Expiration: July 2028
Exercise Price: $11.50	36,666	15,033
Murphy Canyon Acquisition Corp.
Expiration: February 2027
Exercise Price: $11.50	94,500	3,780
Nogin, Inc.
Expiration: August 2027
Exercise Price: $11.50	55,350	703
Northern Star Investment Corp. III
Expiration: February 2028
Exercise Price: $11.50	17,833	214

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
WARRANTS—(continued)
Northern Star Investment Corp. IV
Expiration: December 2027
Exercise Price: $11.50	8,833	$442
Oxbridge Acquisition Corp.
Expiration: August 2026
Exercise Price: $11.50 (f)	50,000	2,255
Plutonian Acquisition Corp.
Expiration: October 2027
Exercise Price: $11.50	101,969	12,134
Quantum FinTech Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50	76,000	3,420
Screaming Eagle Acquisition Corp.
Expiration: December 2027
Exercise Price: $11.50 (f)	50,000	7,000
Shapeways Holdings, Inc.
Expiration: October 2026
Exercise Price: $92.00	100,000	1,010
Signa Sports United NV
Expiration: December 2026
Exercise Price: $11.50 (f)	29,000	1,711
TG Venture Acquisition Corp.
Expiration: August 2023
Exercise Price: $11.50	100,000	2,100
ZyVersa Therapeutics, Inc.
Expiration: December 2027
Exercise Price: $11.50 (c)	65,250	0
Total Warrants (Cost $982,125)		201,456

RIGHTS—0.04% (a)
Alset Capital Acquisition Corp.	47,500	15,000
Hudson Acquisition I Corp. (Expiration: July 14, 2023)	25,100	5,271
Keyarch Acquisition Corp. (f)	150,000	16,500
Nocturne Acquisition Corp. (f)	75,000	9,383
Plutonian Acquisition Corp. (Expiration: August 9, 2023)	101,969	17,335
Total Rights (Cost $74,774)		63,489

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2023 (unaudited)

	Shares	Value
MONEY MARKET FUNDS—11.34%
Fidelity Institutional Government Portfolio—Class I, 4.980% (d)	8,727,255	$8,727,255
Invesco Treasury Portfolio—Institutional Class, 5.032% (d)	8,727,255	8,727,255
Total Money Market Funds (Cost $17,454,510)		17,454,510
Total Investments (Cost $215,151,849)—139.48%		214,644,394
Liabilities in Excess of Other Assets—(1.76)%		(2,714,479)
Preferred Stock—(37.72)%		(58,047,350)
TOTAL NET ASSETS—100.00%		$153,882,565

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at June 30, 2023.
(c)	Fair valued securities. The total market value of these securities was $1,568,206, representing 1.02% of net assets. Value determined using significant unobservable inputs.
(d)	The rate shown represents the seven-day yield at June 30, 2023.
(e)	Illiquid securities. The total market value of these securities was $0, representing 0.00% of net assets.
(f)	Foreign-issued security.

The Schedule of Investments incorporates the Global Industry Classification Standard  (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2023 (unaudited)

Assets:
Investments, at value (Cost $215,151,849)	$214,644,394
Receivables:
Investments sold	5,806
Dividends and interest	1,073,330
Other assets	43,919
Total assets	215,767,449

Liabilities:
Payables:
Investments purchased	3,448,359
Payable for shares redeemed	56,200
Advisory fees	172,891
Administration fees	50,819
Chief Compliance Officer fees	6,129
Director fees	12,443
Fund accounting fees	881
Custody fees	6,791
Transfer Agent fees	10,401
Legal fees	38,019
Audit fees	22,482
Reports and notices to shareholders	12,119
Total liabilities	3,837,534

Preferred Stock:
2.75% Convertible Preferred Stock - $0.001 par value, $25 liquidation value per share;
2,321,894 shares outstanding
Total preferred stock	58,047,350

Net assets applicable to common shareholders	$153,882,565

Net assets applicable to common shareholders:
Common stock - $0.001 par value per common share; 199,995,800 shares authorized;
11,385,412 shares issued and outstanding, 14,416,415 shares held in treasury	$403,135,383
Cost of shares held in treasury	(240,985,920)
Total distributable earnings (deficit)	(8,266,898)
Net assets applicable to common shareholders	$153,882,565
Net asset value per common share ($153,882,565 applicable to
11,385,412 common shares outstanding)	$13.52

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2023
(unaudited)
Investment income:
Dividends	$5,115,873
Interest	993,095
Total investment income	6,108,968

Expenses:
Investment advisory fees	1,043,288
Administration fees and expenses	127,017
Directors’ fees and expenses	122,335
Legal fees and expenses	34,684
Compliance fees and expenses	34,344
Reports and notices to shareholders	28,048
Transfer agency fees and expenses	22,782
Audit fees	22,477
Custody fees and expenses	20,902
Stock exchange listing fees	19,455
Insurance fees	15,506
Accounting fees and expenses	2,743
Other expenses	8,487
Net expenses	1,502,068
Net investment income	4,606,900

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(3,358,839)
Distributions received from investment companies	38,607
Net realized loss	(3,320,232)
Change in net unrealized appreciation (depreciation) on:
Investments	11,069,761
Net realized and unrealized gains from investment activities	7,749,529
Increase in net assets resulting from operations	12,356,429
Distributions to preferred stockholders	(800,951)
Discount on redemption and repurchase of preferred shares	30,180
Net increase in net assets applicable to common shareholders from operations	$11,585,658

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2023
(unaudited)
Cash flows from operating activities:
Net increase in net assets	$12,386,609
Discount on redemption and repurchase of preferred shares	(30,180)
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(53,858,083)
Proceeds from sales of investments	63,819,977
Net purchases and sales of short-term investments	(10,371,380)
Return of capital distributions received from underlying investments	119,462
Accretion of discount	151
Decrease in dividends and interest receivable	(301,298)
Decrease in receivable for investments sold	1,112,079
Increase in other assets	(19,112)
Increase in payable for investments purchased	1,079,401
Decrease in payable to Adviser	(7,174)
Increase in accrued expenses and other liabilities	65,084
Net distributions received from investment companies	38,607
Net realized loss from investments	3,320,232
Net change in unrealized appreciation of investments	(11,069,761)
Net cash used in operating activities	6,284,614

Cash flows from financing activities:
Distributions paid to common shareholders	(5,957,710)
Distributions paid to preferred shareholders	(800,951)
Repurchase of common stock	(854,918)
Repurchase of preferred stock	(296,320)
Net cash provided by financing activities	(7,909,899)
Net change in cash	$(1,625,285)

Cash:
Beginning of period	1,625,285
End of period	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2023	year ended
	(unaudited)	December 31, 2022
From operations:
Net investment income	$4,606,900	$3,478,374
Net realized gain (loss) from:
Investments	(3,358,839)	(954,692)
Distributions received from investment companies	38,607	1,828,305
Net change in unrealized appreciation (depreciation) on:
Investments	11,069,761	(29,012,831)
Discount on redemption and repurchase of preferred shares	30,180	—
Net increase (decrease) in net assets resulting from operations	12,386,609	(24,660,844)

Distributions paid to preferred shareholders:
Net distributions	(800,951)	(1,467,040)
Total distributions paid to preferred shareholders	(800,951)	(1,467,040)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	11,585,658	(26,127,884)

Distributions paid to common shareholders:
Net distributions	(5,957,710)	(15,317,585)
Return of capital	—	(226,028)
Total distributions paid to common shareholders	(5,957,710)	(15,543,613)

Capital Stock Transactions (Note 4)
Repurchase of common stock through tender offer	—	(19,612,500)
Repurchase of common stock	(854,918)	—
Total capital stock transactions	(854,918)	(19,612,500)
Net increase (decrease) in net assets
applicable to common shareholders	4,773,030	(61,283,997)

Net assets applicable to common shareholders:
Beginning of period	149,109,535	210,393,532
End of period	$153,882,565	$149,109,535

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

For the six months
ended June 30, 2023
(unaudited)
Net asset value, beginning of year/period	$13.01
Net investment income (loss)(1)	0.40
Net realized and unrealized gains (losses) from investment activities	0.69
Total from investment operations	1.09
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.07)
Net realized gains from investment activities	—
Net increase (decrease) in net assets attributable to common
stockholders resulting form operations	1.02
Distributions paid to common shareholders from:
Net investment income	(0.52)
Net realized gains from investment activities	—
Return of capital	—
Total distributions paid to common shareholders	(0.52)
Anti-Dilutive effect of Common Share Repurchase	0.01
Discount on redemptions and repurchases of preferred shares	0.00 (6)
Dilutive effect of conversions of preferred shares to common shares	—
Anti-Dilutive effect of tender offer	—
Net asset value, end of year/period	$13.52
Market value, end of year/period	$11.22
Total net asset value return(2)(5)	8.06%
Total market price return(3)	3.10%
Ratio to average net assets attributable to common shares:
Ratio of expenses to average assets(4)	1.99%
Ratio of net investment income to average net assets(1)	6.11%
Supplemental data:
Net assets applicable to common shareholders, end of year/period (000’s)	$153,852
Liquidation value of preferred stock (000’s)	$58,078
Portfolio turnover(5)	27%
Preferred Stock:
Total Shares Outstanding	2,321,894
Asset coverage per share of preferred shares, end of year/period	$91

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2022	2021	2020	2019	2018
$16.55	$16.13	$16.06	$13.78	$16.70
0.28	0.18	0.59	0.31	(0.18)
(2.43)	4.06	0.84	3.13	(1.06)
(2.15)	4.24	1.43	3.44	(1.24)

(0.03)	(0.05)	(0.21)	(0.05)	(0.08)
(0.09)	(0.03)	(0.02)	(0.18)	(0.15)

(2.27)	4.16	1.20	3.21	(1.47)

(0.34)	(0.23)	(0.65)	(0.20)	(0.26)
(0.96)	(1.57)	(0.48)	(0.73)	(1.15)
(0.02)	—	—	—	(0.04)
(1.32)	(1.80)	(1.13)	(0.93)	(1.45)
—	—	—	—	—
—	—	—	—	—
—	(1.94)	—	—	—
0.05	—	—	—	—
$13.01	$16.55	$16.13	$16.06	$13.78
$11.40	$15.45	$14.08	$14.73	$11.84
-13.81%	14.09%	9.24%	23.72%	-8.79%
-18.33%	23.62%	5.00%	32.93%	-10.55%

1.89%	1.57%	2.13%	1.99%	1.92%
2.03%	0.72%	1.96%	2.01%	0.27%

$149,110	$210,394	$137,129	$136,504	$117,173
$58,374	$—	$55,599	$55,599	$55,599
54%	80%	85%	75%	66%

2,334,954	—	2,223,976	2,223,976	2,223,976
$89	$—	$87	$86	$78

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 30.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies
Closed-End Funds	$123,297,785	$—	$—	$123,297,785
Business Development
Companies	21,571,727	—	—	21,571,727
Trusts	416,010	—	18,279	434,289
Preferred Stocks
Real Estate Investment Trusts	357,184	56,668	—	413,852
Other Common Stocks
Oil, Gas & Consumable Fuels	5,792,600	—	—	5,792,600
Real Estate Management
& Development	1,066,784	—	—	1,066,784
Real Estate Investment Trusts	2,663,766	—	—	2,663,766
Special Purpose
Acquisition Vehicles	24,245,066	11,148,887	—	35,393,953
Corporate Obligations	—	—	1,548,194	1,548,194
Unsecured Notes	4,741,989	—	—	4,741,989
Warrants	154,822	44,901	1,733	201,456
Rights	41,718	21,771	—	63,489
Money Market Funds	17,454,510	—	—	17,454,510
Total	$201,803,961	$11,272,227	$1,568,206	$214,644,394

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2023:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$201,456

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2023:

	Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Loss	$(663,725)
	on Investments

	Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$476,577
	appreciation of investments

The average monthly share amount of warrants during the period was 3,588,423. The average monthly market value of warrants during the period was $258,001.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Trust	Corporate
Category	Certificates	Obligations	Warrants
Balance as of 12/31/2022	$18,279	$1,525,819	$4,639
Acquisitions	—	189,182	—
Dispositions	—	—	—
Transfers into (out of) Level 3	—	—	(308)
Accretion/Amortization	—	(151)	—
Corporate Actions	—	—	—
Realized Gain (Loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	(166,656)	(2,598)
Balance as of 6/30/23	$18,279	$1,548,194	$1,733
Change in unrealized appreciation (depreciation)
during the period for Level 3 investments
held at June 30, 2023	$—	$(166,656)	$(2,902)

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2023:

	Fair Value	Valuation	Unobservable		Impact to valuation
Category	6/30/2023	Methodologies	Inputs	Range	from an increase to input
Trust	$18,279	Last Traded Price	Market	0.057	Significant changes in
Certificates			Assessments		market conditions could
					result in direct and
					proportional changes in the
					fair value of the security
Corporate	1,548,194	Last Traded Price,	Terms of the	4.00-	Significant changes in
Obligations		Company-Specific	Note/Financial	51.90	company’s financials,
		Information	Assessments/		changes to the terms of the
			Company		notes or changes to the
			Announcements		general business conditions
					impacting the company’s
					business may result in
					changes to the fair value of
					the securities
Warrants	1,733	Last Traded Price	Market	0.00-	Significant changes in
			Assessments	0.10	market conditions could
					result in direct and
					proportional changes in the
					fair value of the security

Note 2
Related party transactions
Bulldog Investors, LLP serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLP.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2023, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $55,000, paid pro rata, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman, Corporate Governance Committee Chairman and Valuation Committee Chairman receive $5,000. Effective January 1, 2023, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

amount of $62,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Equiniti Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
During the year ended December 31, 2021 the Fund converted 2,163,053 shares or $54,076,325 of the Fund’s Convertible Preferred Stock, Series B into 4,211,996 shares of the Fund’s common stock.  The remaining 60,923 of Convertible Preferred Shares were redeemed at $25 per share for a total of $1,523,075.

On January 21, 2022 the Fund completed its Convertible Preferred Rights offering at $25 per share. As a result of this offering the Fund raised $58,373,850 and issued 2,334,954 shares of 2.75% Convertible Preferred Stock, Series C. The holders of Convertible Preferred Stock, Series C may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $18.770 per share of common stock (which is a current ratio of 1.3319 shares of common stock for each share of Convertible Preferred Stock, Series C held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, Series C, January 21, 2027, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock, Series C rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock, Series C at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock, Series C that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, Series C, the market

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

price of the common stock is equal to or greater than $22.02 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock, Series C to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $18.770 per share of common stock (which is a current ratio of 1.3319 shares of common stock for each share of Convertible Preferred Stock, Series C held), subject to adjustment upon the occurrence of certain events.

During the six months ended June 30, 2023, the Fund purchased 13,060 shares of preferred stock in the open market at a cost of $296,320. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 9.30%.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 4
Purchases and sales of securities
For the six months ended June 30, 2023, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $53,858,083 and $63,819,997, respectively.  The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2023.

Note 5
Capital share transactions
During the six months ended June 30, 2023, the Fund purchased 77,552 shares of common stock in the open market at a cost of $854,918. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.58%.

During the years ended December 31, 2022, 2021, 2020, 2019 and 2018 there were no shares of common stock repurchased by the Fund.

The Fund completed an offering to purchase up to 1,250,000 of the Fund’s shares outstanding at 97% of the net asset value (“NAV”) per common share on April 1, 2022. At the expiration of the offer on April 1, 2022, a total of 7,549,920 shares or approximately 59.39% of the Fund’s outstanding common shares were validly tendered. As the total number of common shares tendered exceeded 1,250,000 common shares, approximately 16.56% of the shares tendered by each tendering shareholder were accepted for payment at a price of $15.69 per share (97% of the NAV per common share of $16.18).

During the year ended December 31, 2021 the Fund converted 2,163,053 shares of 3.50% Convertible Preferred Stock into 4,211,996 shares of Common Stock.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2022	December 31, 2021
Ordinary income	$4,047,986	$12,420,427
Long-term capital gains	11,269,599	8,307,667
Return of capital	226,028	—
Total distributions paid	$15,543,613	$20,728,094

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2022	December 31, 2021
Ordinary income	$387,696	$577,139
Long-term capital gains	1,079,344	285,623
Total distributions paid	$1,467,040	$862,762

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2022.

The following information is presented on an income tax basis as of December 31, 2022:

Tax cost of investments	$218,820,294
Unrealized appreciation	15,406,461
Unrealized depreciation	(27,583,156)
Net unrealized depreciation	(12,176,695)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated/gains losses and other temporary differences	(1,718,151)
Total accumulated losses	$(13,894,846)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2022, there were no reclassifications made between total distributable earnings and paid-in capital.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2022, the Fund deferred, on a tax basis, post October losses of $360,824 in ordinary income and $1,357,327 in capital gains.

At December 31, 2022, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021), or expected to be taken in the Fund’s 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Recent Market Events
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 9
Subsequent events
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Fund Investment Objective and Policies

The Fund investment objective is total return.  The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to stockholders.  To achieve the objective, the Fund invests primarily in securities the Adviser believes have opportunities for appreciation.  The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and tender offers.  In addition, the Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress when the Advisor perceives a mispricing.  Furthermore, the Fund may invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger or acquisition.  Securities which the Adviser identifies include closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their NAV.  In addition to the foregoing, the Adviser seeks out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies and the securities of large, mid and small-capitalization companies, including potentially direct and indirect investments in the securities of foreign companies.  Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, other closed-end investment companies and exchange-traded funds. The Fund may, however, invest a portion of its assets in debt securities or other investment opportunities when the Adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt or preferred securities including bank, corporate or government bonds, notes, and debentures that the Adviser determines are suitable investments for the Fund.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The Fund may sell short individual stocks, baskets of

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds.  For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

The Fund may invest, without limitation, in the securities of closed-end funds, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will limit any such investment to no more than 3% of the voting stock of such fund and will vote such shares as provided in such Section as set forth below.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested may vote, the Adviser will direct  such shares to be voted in the same proportion as shares held by all other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from the Fund’s stockholders with regard to the voting on such matter.  If the Adviser deems it appropriate to seek instructions from Fund stockholders, the Adviser will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Fund stockholders are informed of such proxy votes on the Fund’s website and by email, if so requested, and they may provide proxy voting instructions by email.  In a letter dated August 11, 2020 discussing the results of its 2018 compliance examination, the staff of the New York regional office of the SEC’s Office of Compliance Inspections and Examinations opined that, in connection with its prior proxy voting policy, pursuant to which the Fund voted its shares of closed-end funds as determined by a majority of proxy voting instructions received, the Fund “does not in certain cases meet the requirements of the exception set forth in Section 12(d)(1)(E)(iii) of the 1940 Act because in connection with seeking instructions from Fund shareholders with regard to voting certain proxies on behalf of the Fund, the Fund votes such proxies as determined by a majority of the shares owned by those Fund shareholders who provide proxy voting instructions.”  In response thereto, the Fund has amended its proxy voting policy to provide that the Fund will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.

The ETFs and other closed-end investment companies in which the Fund invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Fund’s management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

Fundamental Investment Restrictions

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies.  The Fund may not:

(1)  issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

The following interpretation applies to, but is not a part of, fundamental limitation:

(1)  each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.”  When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2)  purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3)  make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(4)  engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

(5)  purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)  purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Principal Risks Factors Related to The Fund’s Investments

Other Closed-End Investment Company Securities:  The Fund invests in the securities of other closed-end investment companies.  Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Special Purpose Acquisition Companies.  The Fund may invest in units, stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally deposits substantially all of the cash raised in its IPO (less a specified amount  to cover operating expenses) in a bank trust account which is generally invested in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. In addition, just prior to completion of an acquisition, shareholders of the SPAC can redeem their shares for a pro rata share of the value of the trust account.  Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities can vary on the perceived likelihood of management to identify and complete a profitable acquisition. In addition, such securities are subject to secondary market risk and may decline in value if sold prior to deal completion or trust liquidation. However, until a SPAC is liquidated or completes an acquisition, its common stock is unlikely to fall substantially below the per share value of the trust account.  If an acquisition is completed, the former SPAC’s shares and other securities will take on the same risks as an equivalent investment in the acquired company.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Short sales.  The Fund is authorized to make short sales. The Fund effects a short sale by borrowing and selling a security it does not own in anticipation of a decline in the value of the security or to hedge against the decline of a security the Fund owns. Short sales carry risks of loss if the price of the security sold short increases after the short sale. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Common Stocks.  The Fund invests in common stocks.  Common stocks represent an ownership interest in a company.  The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  The Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Corporate Bonds, Government Debt Securities and Other Debt Securities:  The Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk:  When a cash dividend is declared on a security in which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating a possible loss.  Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

The requirements of the 1940 Act and Internal Revenue Code of 1986, as amended (the “Code”) provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk:  Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities:  The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities:  The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Preferred Stocks:  The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to stockholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital.  Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy which limits its investments in REITs to no more than 25% of its assets.

Issuer Risk:  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk:  Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and NAV.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s NAV may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions:  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Risk Characteristics of Options and Futures:  Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk:  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk:  Historically, the shares of the Fund, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV. Any premium or discount to NAV often fluctuates over time. See “Price Range of Common Stock.”

Other Risks:  In addition to the risks detailed above, the Fund also has investments in auction rate preferred securities, business development companies, special purpose acquisition vehicles, liquidation claims, warrants and rights.  All of these other investments can subject the Fund to various risks. Any of these investments could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. In the six months ended June 30, 2023, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 2.75% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 14.83% of its ordinary income distribution for the year ended December 31, 2022, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2022, 7.07% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov.  Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2023.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	1	Director, Brookfield
(57)	as of	Since	2009; Partner of Ryan		DTLA Fund Office
	October	2009	Heritage, LLP since 2019;		Trust Investor, Inc.;
	2009.		Principal of the former		Trustee, Crossroads
			general partner of several		Liquidating Trust
			private investment partnerships		(until 2020);
			in the Bulldog Investors group		Trustee, High
			of private funds.		Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser since	1	Chairman, Mexico
(78)	and	Since	2009; Partner of Ryan		Equity and Income
	Secretary	2009	Heritage, LLP since 2019;		Fund, Inc.; Director,
	as of		Principal of the former		MVC Capital, Inc.
	October		general partner of several		(until 2020);
	2009.		private investment partnerships		Director, Brookfield
			in the Bulldog Investors group		DTLA Fund Office
			of private funds.		Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust
(until 2020);
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INDEPENDENT DIRECTORS

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	1	Director, Mexico
(85)		Since	Associates (a financial and		Equity and Income
		2009	corporate consulting firm) since		Fund, Inc.; Trustee,
			1993 (which terminated activities		Fiera Capital Series
			as of December, 31, 2013).		Trust; Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(59)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Executive Chairman of	1	Trustee,
(54)		Since	Hormel Harris Investments, LLC;		High Income
		2009	Principal of NBC Bancshares, LLC;		Securities Fund.
Chief Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(79)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust)
(until 2019).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
OFFICERS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	n/a	n/a
(57)	as of	Since	2009; Partner of Ryan
	October	2009	Heritage, LLP since 2019;
	2009.		Principal of the former
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser and	n/a	n/a
(54)	President	Since	Ryan Heritage, LLP.
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser	n/a	n/a
(78)	and	Since	since 2009; Partner of Ryan
	Secretary	2009	Heritage, LLP since 2019;
	as of		Principal of the
	October		former general partner of
	2009.		several private investment
partnerships in the Bulldog
Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(53)	Compliance	Since	Compliance Officer of
	Officer	2020	Bulldog Investors, LLP;
	as of		Chief Compliance Officer –
	April		Ryan Heritage, LLP, High
	2020.		Income Securities Fund,
Swiss Helvetia Fund, and
Mexico Equity and Income
Fund; Principal, the Law
Office of Stephanie Darling;
Editor-In-Chief, The
Investment Lawyer.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(54)	Financial	Since	of the Adviser and Ryan
	Officer	2014	Heritage, LLP.
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 9, 2023, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY  11219

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris, Mr. Charles C. Walden and Gerald Hellerman.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2023 to 1/31/2023	N/A	N/A	N/A	N/A
2/1/2023 to 2/28/2023	N/A	N/A	N/A	N/A
3/1/2023 to 3/31/2023	N/A	N/A	N/A	N/A
4/1/2023 to 4/30/2023	N/A	N/A	N/A	N/A
5/1/2023 to 5/31/2023	25,052	$10.90	N/A	N/A
6/1/2023 to 6/30/2023	52,500	$11.08	N/A	N/A
Total	77,552(1)	$11.02	N/A	N/A

(1)  77,552 Common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended June 30, 2023 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on March 4, 2019. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Special Opportunities Fund, Inc.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    September 1, 2023

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date    September 1, 2023

* Print the name and title of each signing officer under his or her signature.